--------------------------------------------------------------------------------
                                                         WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                VALUE PORTFOLIO

                                  A N N U A L

                                  R E P O R T

                                 MARCH 31, 1997

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended March 31, 1997, calculated in accordance with SEC standardized formulas.

                              VALUE OF      VALUE OF      VALUE OF
                               INITIAL     CUMULATIVE    CUMULATIVE     TOTAL
                               $25,000    CAPITAL GAIN   REINVESTED   VALUE OF   ANNUAL RATE
PERIOD ENDED                 INVESTMENT   DISTRIBUTIONS   DIVIDENDS    SHARES     OF RETURN
---------------------------  -----------  -------------  -----------  ---------  -----------

May 9, 1986                   $  25,000            --            --   $  25,000          --
Dec. 31, 1986                    25,863            --            --      25,863         3.5%+
Dec. 31, 1987                    24,253           264         1,205      25,722        -0.5
Dec. 31, 1988                    27,430           299         2,223      29,952        16.5
Dec. 31, 1989                    30,763         2,103         3,701      36,567        22.1
Dec. 31, 1990                    28,040         2,112         4,500      34,652        -5.2
Dec. 31, 1991                    33,940         3,811         6,475      44,226        27.6
Dec. 31, 1992                    36,350         6,019         7,884      50,253        13.6
Dec. 31, 1993                    42,010         9,114         9,199      60,323        20.0
Dec. 31, 1994                    36,075        10,414         7,899      54,388        -9.8
Dec. 31, 1995                    45,955        17,447        11,855      75,257        38.4
Dec. 31, 1996                    51,478        24,054        13,792      89,324        18.7
Mar. 31, 1997                    52,470        24,518        14,058      91,046         1.9++

The portfolio's average annual total return for the one, five and ten year periods ending March 31, 1997, was 14.3%, 14.9%, and 12.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $18,605, and the total amount of income distributions reinvested was $8,528. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

+ Return is for the seven month period 5/9/86 through 12/31/86

++ Return is for the three month period 12/31/96 through 3/31/97

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         MARCH 31, 1997 - ANNUAL REPORT

                                                          April 14, 1997

Dear Fellow Shareholder:

      The first quarter started well, and by mid-March, we were up about 10%. Then, the general market began to fall sharply, and we gave back most of our gains. By the end of the quarter, our fund was +1.9%, while the S&P 500 was +2.7% and the NASDAQ was -5.3%. Some of the more aggressive mutual funds managed by "momentum" investors were down over 20% in the quarter.

      For a longer-term perspective on the performance of the fund, the table on page 1 shows annual total returns (after all expenses) since the fund was started in 1986.

THE OUTLOOK

      The market "correction" which began in mid-March has continued into April, and there have been some very volatile trading sessions. The S&P is now down about 10% from its peak, and indexes of smaller company stocks have fallen farther. Investors have suspected that "the Market" was unsustainably high, and the financial media is compounding these fears with talk of the arrival of a new bear market. Long-time clients and readers of these quarterly letters know better than to expect a market prediction from me, but I do NOT think shareholders ought to be alarmed at the recent market weakness.

      In the first place, 10% corrections are perfectly normal. The fact that we have NOT had a 10% decline in several years is unusual. Even 20-25% setbacks are a normal part of stock investing, and while it is annoying to watch paper profits melt away, it would be totally unrealistic to expect stocks to rise inexorably forever. We survived temporary market declines of 20+% in 1987 and 1990, and those periods (along with our fund's mini-bear market in 1994) are barely visible on a long-term chart of our fund's share price. It is human nature to want to avoid financial pain, and many of those who sell investment advice encourage investors to try to move in and out of the market to dodge falling prices. Unfortunately, even the most sophisticated-sounding market timing advice tends, in the final analysis, to be a version of Will Rogers' "Buy stocks that go up -- and if they don't go up, don't buy them." A nice idea, but impossible to execute.

      Another reason to be philosophical in the face of market weakness is that we are investing in individual businesses, not "the Market." I still believe that each of our cable TV and cellular stocks has the potential to go up by 50-100% over the next few years, regardless of what the S&P does (though I will spare you a repetition of the valuation details). Wells Fargo and Capital One are growing at 15-20% per year, yet sell at only 10-11 times next year's earnings.

NovaStar is a new mortgage REIT which shows great promise. NHP is scheduled to be acquired at a premium to today's stock price. When Seafield's restructuring is completed this year, it will have distributed cash and securities worth about $50 for each share we bought in the mid-$30's. Several of our companies, such as Valassis, American Classic Voyages, and LabOne (part of Seafield) are in the midst of earnings turnarounds which are not reflected in their stock prices. In short, I feel very good about the prospects for all of our stocks.

      I have no idea what the general market will do in the short run, but the good news is that we don't NEED to know what the market will do to make good long-term investments. We own good businesses at reasonable prices, and this approach to investing should continue to produce good returns over time. Rick Lawson, Eric Ball, Tom Carney, and I would be happy to talk to you about any of our companies, so please feel free to call.

SHAREHOLDER MEETING

      This year's shareholder meeting will be on June 2, at 4:30 p.m. at the Omaha Marriott Hotel. The portfolio managers will discuss our investments and answer shareholder questions, as usual, and we will also conduct a short business meeting. You will receive an official notice of the meeting and a proxy card in early May, and we will ask you to vote on several proposals. Those involving directors, auditors, and by-laws do not directly affect our portfolio. However, there are two proposals which involve investment policies.

      One proposal would allow us more flexibility in buying shares of closed-end investment companies. Since closed-end funds sometimes trade at significant discounts to their underlying net asset values, they can offer interesting investment opportunities. The other proposal would allow us to use short sales and put options to try to reduce risk in the portfolio. Opportunities for such "hedging" arise in stock-for-stock mergers and certain corporate reorganizations. PLEASE VOTE, SIGN, AND RETURN THE PROXY CARD PROMPTLY SO THAT THE FUND DOES NOT INCUR THE COST OF A SECOND MAILING.

      The meeting will be a good opportunity for you to ask questions about your investment, to meet our staff, and for us to get to know our newer investors. I hope to see you on June 2.

                                                          Sincerely,

                                                          /s/ WALLACE WEITZ

                                                          Wallace R. Weitz
                                                          President,
                                                          Portfolio Manager

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1997

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 83.7%
              BANKING -- 5.5%
     230,000  Bank Plus Corp.*                                                   $  2,221,250      $  2,386,250
      69,000  Dime Bancorp, Inc.*                                                     809,964         1,060,875
      10,000  Mercantile Bancorporation                                               303,100           530,000
     130,000  Poughkeepsie Savings Bank, FSB                                          669,375           780,000
      77,500  R&G Financial Corp. CL B                                              1,379,375         1,961,719
      30,000  Wells Fargo & Co.                                                     3,720,909         8,523,750
                                                                                 ------------      ------------
                                                                                    9,103,973        15,242,594
                                                                                 ------------      ------------
              CABLE TELEVISION -- 19.7%
     271,500  Adelphia Communications Corp. CL A*                                   2,161,718         1,459,312
     689,200  Century Communications Corp. CL A*                                    4,451,414         3,187,550
      52,000  Comcast UK Cable Partners Limited CL A                                  653,976           578,500
     760,000  Comcast Corp. Special CL A                                           12,094,598        12,825,000
      84,700  TCI Satellite Entertainment CL A*                                     1,161,471           656,425
     847,000  Tele-Communications, Inc. CL A*                                      12,188,770        10,164,000
     576,500  Tele-Communications Liberty Media CL A*                               9,362,661        11,493,969
     108,000  Time Warner, Inc.                                                     3,311,319         4,671,000
     500,000  U.S. West Media Group*                                                9,256,025         9,312,500
                                                                                 ------------      ------------
                                                                                   54,641,952        54,348,256
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 3.8%
     125,000  American Classic Voyages Co.*                                         1,196,363         1,304,687
       4,875  Lady Baltimore Foods, Inc.                                              227,781           238,875
     300,000  Protection One, Inc.*                                                 2,562,611         3,150,000
     174,000  Seafield Capital Corp.                                                6,471,340         5,655,000
                                                                                 ------------      ------------
                                                                                   10,458,095        10,348,562
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 4.5%
     120,000  Federal Home Loan Mortgage Corp.                                        679,347         3,270,000
     120,000  Federal National Mortgage Association                                 2,167,000         4,335,000
      50,000  Student Loan Marketing Association                                    1,837,925         4,762,500
                                                                                 ------------      ------------
                                                                                    4,684,272        12,367,500
                                                                                 ------------      ------------
              FINANCIAL SERVICES -- 6.6%
     100,000  American Express, Co.                                                 3,354,046         5,987,500
         110  Berkshire Hathaway, Inc.*                                               640,550         3,982,000
     128,000  Capital One Financial Corp.                                           3,107,958         4,768,000
      50,000  HealthCare Financial Partners, Inc.*                                    657,375           750,000
      30,000  PS Group, Inc.*                                                         233,125           420,000
      45,000  Salomon, Inc.                                                         1,610,333         2,244,375
                                                                                 ------------      ------------
                                                                                    9,603,387        18,151,875
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              INFORMATION AND DATA PROCESSING -- 1.8%
     131,100  BRC Holdings, Inc.*                                                $  3,120,794      $  4,359,075
     200,000  Intelligent Systems Corp.*                                              415,272           625,000
                                                                                 ------------      ------------
                                                                                    3,536,066         4,984,075
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 5.5%
     340,000  Countrywide Credit Industries, Inc.                                   5,414,917         8,415,000
     428,058  Resource Bancshares Mtg. Grp., Inc.                                   5,008,501         6,741,913
                                                                                 ------------      ------------
                                                                                   10,423,418        15,156,913
                                                                                 ------------      ------------
              PUBLISHING AND BROADCASTING -- 6.3%
      13,590  Chris-Craft Industries, Inc.*                                           553,493           538,504
      55,700  Daily Journal Corp.*                                                  1,208,766         1,754,550
     300,000  Gabelli Global Multimedia Trust, Inc.                                 2,071,150         2,062,500
     400,000  Katz Media Group, Inc.*                                               3,710,928         2,550,000
     326,000  Valassis Communications, Inc.*                                        5,097,325         7,294,250
      45,000  Walt Disney Co.                                                       2,597,017         3,285,000
                                                                                 ------------      ------------
                                                                                   15,238,679        17,484,804
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 8.8%
     400,000  Catellus Development Corp.*                                           2,649,476         6,100,000
      90,000  Forest City Enterprises, Inc. CL A                                    2,159,453         3,825,000
     540,000  NHP, Inc.*                                                            8,494,395        12,555,000
     433,000  Presley Companies CL A*                                                 625,600           487,125
      40,000  SLH Corp.*                                                              766,000         1,150,000
                                                                                 ------------      ------------
                                                                                   14,694,924        24,117,125
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 10.0%
      98,800  First Washington Realty Trust, Inc.                                   1,575,652         2,247,700
      29,000  Innkeepers USA Trust                                                    280,651           424,125
     185,000  NovaStar Financial, Inc.**                                            2,775,000         2,775,000
     459,891  Redwood Trust, Inc.                                                   8,636,283        21,269,959
      48,000  Thornburg Mortgage Asset Corp.                                          696,518           912,000
                                                                                 ------------      ------------
                                                                                   13,964,104        27,628,784
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 11.2%
     460,000  360 Communications Co.*                                               9,968,329         7,935,000
     210,000  Airtouch Communications, Inc.*                                        6,033,127         4,830,000
     337,000  Corecomm, Inc.*                                                       8,542,745         4,886,500
     775,000  Centennial Cellular Corp. CL A*                                      11,485,973         8,040,625
      82,800  CommNet Cellular, Inc.*                                               2,204,647         2,111,400
      80,000  Telephone and Data Systems, Inc.                                      2,966,739         3,070,000
                                                                                 ------------      ------------
                                                                                   41,201,560        30,873,525
                                                                                 ------------      ------------
              Total Common Stocks                                                 187,550,430       230,704,013
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              NON-CONVERTIBLE PREFERRED STOCKS --1.4%
      10,000  Community Bank 13% Pfd. Series B                                   $    257,550      $    270,000
      30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                  645,000           757,500
      69,941  Riggs National Corp. 10.75% Pfd. Series B                             1,852,839         1,993,319
      34,000  River Bank America 15.0% Pfd. Series A                                  845,750           782,000
                                                                                 ------------      ------------
                      Total Non-Convertible Preferred Stocks                        3,601,139         3,802,819
                                                                                 ------------      ------------
     FACE
    AMOUNT
  ----------
              CORPORATE BONDS -- 0.6%
   $ 500,000  Salomon, Inc. Notes 7.125% 8/01/99                                      500,000           500,300
   1,000,000  Dime Savings 10.5% 11/15/05                                           1,055,462         1,075,000
                                                                                 ------------      ------------
                      Total Corporate Bonds                                         1,555,462         1,575,300
                                                                                 ------------      ------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 6.3%
     750,000  U.S. Treasury Note 6.0% 5/31/98                                         748,261           748,242
   4,750,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                               4,750,744         4,705,469
   4,500,000  Federal Home Loan Bank 6.0% 4/12/01                                   4,505,224         4,493,555
   2,000,000  Federal Home Loan Bank 6.0% 4/13/01                                   1,999,904         1,997,065
   2,000,000  Federal Home Loan Bank 6.55% 11/15/02                                 2,000,000         1,957,417
   2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                2,498,320         2,487,500
   1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                 1,001,364           956,875
                                                                                 ------------      ------------
                      Total U.S. Government and Agency Securities                  17,503,817        17,346,123
                                                                                 ------------      ------------
              SHORT-TERM SECURITIES -- 8.1%
  10,364,200  Norwest U.S. Government Money Market Fund                            10,364,200        10,364,200
   1,170,000  U.S. Treasury Bill 4/17/97                                            1,167,399         1,167,066
   5,000,000  U.S. Treasury Bill 5/29/97                                            4,959,480         4,957,389
   1,000,000  U.S. Treasury Note 6.75% 5/31/97                                      1,000,000         1,001,406
   3,000,000  Federal Home Loan Bank Discount Note 6/12/97                          2,968,440         2,967,637
   2,000,000  U.S. Treasury Bill 7/24/97                                            1,967,130         1,966,458
                                                                                 ------------      ------------
                      Total Short-Term Securities                                  22,426,649        22,424,156
                                                                                 ------------      ------------
                      Total Investments in Securities                            $232,637,497       275,852,411
                                                                                 ------------      ------------
                                                                                 ------------
              Other Liabilities in Excess of Other Assets -- (0.1%)                                    (255,036)
                                                                                                   ------------
                      Total Net Assets -- 100%                                                     $275,597,375
                                                                                                   ------------
                                                                                                   ------------
                      Net Asset Value Per Share                                                    $     20.988
                                                                                                   ------------
                                                                                                   ------------

*Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

Assets:
    Investment in securities at value (cost $232,637,497)                         $275,852,411
    Receivable for securities sold                                                     448,335
    Accrued interest and dividends receivable                                          785,478
                                                                                  ------------
            Total assets                                                           277,086,224
                                                                                  ------------

Liabilities:
    Accrued expense                                                                      5,775
    Due to adviser                                                                     291,616
    Payable for securities purchased                                                 1,191,458
                                                                                  ------------
            Total liabilities                                                        1,488,849
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $275,597,375
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                          13,131
    Additional paid-in capital                                                     215,355,368
    Accumulated undistributed net investment income                                  1,152,564
    Accumulated undistributed net realized gains                                    15,861,398
    Net unrealized appreciation of investments (note 5)                             43,214,914
                                                                                  ------------
            Net assets                                                            $275,597,375
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (13,131,071 shares outstanding)                                    $     20.988
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1997

Investment income:
    Dividends                                                                     $ 3,783,069
    Interest                                                                        1,806,781
                                                                                  -----------
      Total investment income                                                       5,589,850
                                                                                  -----------

Expenses (note 3):
    Investment advisory fee                                                         2,514,149
    Administrative fee                                                                504,410
    Directors fees                                                                     20,930
    Other expenses                                                                    210,695
                                                                                  -----------
      Total expenses                                                                3,250,184
                                                                                  -----------

      Net investment income                                                         2,339,666
                                                                                  -----------

Realized and unrealized gain on investments:
    Realized gain on investments                                                   22,078,674
    Net unrealized appreciation of investments                                      8,381,030
                                                                                  -----------
      Net realized and unrealized gain on investments                              30,459,704
                                                                                  -----------
      Net increase in net assets resulting from operations                        $32,799,370
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED MARCH 31,
                                                                                        1997            1996
                                                                                   --------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                      $    2,339,666  $    1,300,132
        Net realized gain                                                              22,078,674      15,297,344
        Net unrealized appreciation                                                     8,381,030      25,480,942
                                                                                   --------------  --------------
            Net increase in net assets resulting from operations                       32,799,370      42,078,418
                                                                                   --------------  --------------

    Distributions to shareholders from:
        Net investment income                                                          (1,494,741)     (3,147,890)
        Net realized gain                                                             (13,158,732)     (8,264,279)
                                                                                   --------------  --------------
            Total distributions                                                       (14,653,473)    (11,412,169)
                                                                                   --------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                           102,398,781      36,606,902
        Payments for redemptions                                                      (29,748,582)    (26,684,496)
        Reinvestment of distributions                                                  14,292,423      11,143,806
                                                                                   --------------  --------------
            Total increase from capital share transactions                             86,942,622      21,066,212
                                                                                   --------------  --------------
            Total increase in net assets                                              105,088,519      51,732,461
                                                                                   --------------  --------------

Net assets:

    Beginning of period                                                               170,508,856     118,776,395
                                                                                   --------------  --------------

    End of period                                                                  $  275,597,375  $  170,508,856
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Value Portfolio and its predecessor outstanding throughout the periods indicated. On April 1, 1990, Weitz Value Fund, Inc. was merged into the Fund and renamed the Value Portfolio. Information prior to that date is for a share of the Weitz Value Fund, Inc.

                                                                         YEAR ENDED MARCH 31,
                                     --------------------------------------------------------------------------------------------
                                         1997          1996          1995         1994         1993         1992         1991
                                     ------------  ------------  ------------  -----------  -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD:                                  $19.457       $15.552       $15.684      $15.526      $13.926      $12.842      $11.854
                                     ------------  ------------  ------------  -----------  -----------  -----------  -----------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income                     0.178         0.157         0.144        0.089        0.221        0.360        0.319
  Net gains or losses on securities
   (realized and unrealized)                2.580         5.247         0.452        0.683        2.199        1.445        1.117
                                     ------------  ------------  ------------  -----------  -----------  -----------  -----------
  Total from investment operations          2.758         5.404         0.596        0.772        2.420        1.805        1.436
                                     ------------  ------------  ------------  -----------  -----------  -----------  -----------

LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                  (0.125)       (0.418)           --       (0.023)      (0.275)      (0.324)      (0.380)
  Distributions from realized gains        (1.102)       (1.081)       (0.728)      (0.591)      (0.545)      (0.397)      (0.068)
                                     ------------  ------------  ------------  -----------  -----------  -----------  -----------
  Total distributions                      (1.227)       (1.499)       (0.728)      (0.614)      (0.820)      (0.721)      (0.448)
                                     ------------  ------------  ------------  -----------  -----------  -----------  -----------

NET ASSET VALUE, END OF PERIOD            $20.988       $19.457       $15.552      $15.684      $15.526      $13.926      $12.842
                                     ------------  ------------  ------------  -----------  -----------  -----------  -----------
                                     ------------  ------------  ------------  -----------  -----------  -----------  -----------

TOTAL RETURN                                14.3%         35.9%          4.1%         4.9%        18.3%        14.3%        12.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)         $275,597      $170,509      $118,776     $103,840      $67,617      $35,948      $27,503

Ratio of expenses to average net
 assets                                     1.29%         1.35%         1.42%        1.41%        1.35%        1.40%        1.49%

Ratio of net investment income to
 average net assets                         0.93%         0.91%         1.06%        0.64%        1.66%        2.75%        2.71%

Portfolio turnover rate                       39%           40%           28%          23%          23%          35%          29%
Average commission rate paid (per
 share)                                  $0.0476+

                                        1990         1989            1988
                                     -----------  -----------      -------
NET ASSET VALUE, BEGINNING OF
 PERIOD:                                 $11.772      $10.517          $10.792
                                     -----------  -----------          -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income                    0.421        0.335            0.326
  Net gains or losses on securities
   (realized and unrealized)               0.720        1.238           (0.002)
                                     -----------  -----------          -------
  Total from investment operations         1.141        1.573            0.324
                                     -----------  -----------          -------
LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                 (0.430)      (0.318)          (0.487)
  Distributions from realized gains       (0.629)          --           (0.112)
                                     -----------  -----------          -------
  Total distributions                     (1.059)      (0.318)          (0.599)
                                     -----------  -----------          -------
NET ASSET VALUE, END OF PERIOD           $11.854      $11.772          $10.517
                                     -----------  -----------          -------
                                     -----------  -----------          -------
TOTAL RETURN                                9.6%        15.2%             3.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)         $24,540      $16,394           $9,219
Ratio of expenses to average net
 assets                                    1.46%        1.50%            1.50%
Ratio of net investment income to
 average net assets                        3.71%        3.30%            3.47%
Portfolio turnover rate                      49%          25%              68%
Average commission rate paid (per
 share)

+Required by regulations issued in 1995.

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1997, the Fund had four series in operation: the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Value Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a) VALUATION OF INVESTMENTS

       Investments are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

          - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

          - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors or a committee of the Board.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. No call options were written in the year ended March 31, 1997.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    b)  FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (c) SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the security sold.

    (d) DIVIDEND POLICY

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (e) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average annual daily net asset value. The expenses incurred by the Portfolio did not exceed the percentage limitation during the year ended March 31, 1997.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1997, the fee was calculated at an average annual rate of .20% of the Portfolio's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001. Thirty million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Portfolio, of which 13,131,071 shares are outstanding at March 31, 1997. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                              YEAR ENDED MARCH 31,
                                                                              1997            1996
                                                                         --------------  --------------
Transactions in shares:
  Shares issued........................................................      5,119,390       1,986,630
  Shares redeemed......................................................     (1,445,654)     (1,491,710)
  Reinvested dividends.................................................        694,076         631,158
                                                                         --------------  --------------
    Net increase.......................................................      4,367,812       1,126,078
                                                                         --------------  --------------
                                                                         --------------  --------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $103,142,202 and $93,485,506, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 1997, the aggregate gross unrealized appreciation and depreciation were $62,085,854 and $18,870,940, respectively.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. -- Value Portfolio:

    We have audited the accompanying statement of assets and liabilities of Weitz Series Fund, Inc. -- Value Portfolio, including the schedule of investments in securities, as of March 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996, and the financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. -- Value Portfolio as of March 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP
New York, New York
April 18, 1997